Lehman Brothers

Residential Mortgage Finance

$949,000,000 (APPROXIMATE) FIELDSTONE MORTGAGE INVESTMENT TRUST SERIES 2004-3

To 10% Call
Class	Approximate Size ($) (1)	Bmark	Est WAL(2) (yrs)	Payment Window(2) (mos)	Initial C/E	Initial Margin	Expected Final Maturity(2)	Stated Final Maturity(3)	Expected Ratings (Moody’s/S&P/Fitch)
1-A(6)	404,429,000	1M L	2.10	1 – 68	18.80%	(4) (5)	2/25/2010	7/25/2034	Aaa/AAA/AAA
2-A1(7)	250,000,000	1M L	2.10	1 – 68	18.80%	(4) (5)	2/25/2010	7/25/2034	Aaa/AAA/AAA
2-A2(7)	128,539,000	1M L	1.50	1 – 34	18.80%	(4) (5)	4/25/2007	7/25/2034	Aaa/AAA/AAA
2-A3(7)	29,032,000	1M L	4.78	34 – 68	18.80%	(4) (5)	2/25/2010	7/25/2034	Aaa/AAA/AAA
A-IO(8)	Notional	1.00%	NOT OFFERED						Aaa/AAA/AAA
M1	27,000,000	1M L	4.45	46 – 68	16.10%	(4) (5)	2/25/2010	7/25/2034	Aa1/AA+/AA+
M2	27,500,000	1M L	4.32	44 – 68	13.35%	(4) (5)	2/25/2010	7/25/2034	Aa2/AA+/AA
M3	17,500,000	1M L	4.23	42 – 68	11.60%	(4) (5)	2/25/2010	7/25/2034	Aa3/AA/AA-
M4	30,000,000	1M L	4.16	40 – 68	8.60%	(4) (5)	2/25/2010	7/25/2034	A2/A+/A
M5	12,500,000	1M L	4.11	40 – 68	7.35%	(4) (5)	2/25/2010	7/25/2034	A3/A/A-
M6	12,500,000	1M L	4.08	39 – 68	6.10%	(4) (5)	2/25/2010	7/25/2034	Baa1/A-/BBB+
M7	10,000,000	1M L	4.07	39 – 68	5.10%	(4) (5)	2/25/2010	7/25/2034	Baa2/BBB+/BBB
M8	12,500,000	1M L	NOT OFFERED						Baa3/BBB/BBB
M9	25,000,000	1M L	NOT OFFERED						NR/BBB-/NR

To Maturity
Class	Approximate Size ($) (1)	Bmark	Est WAL(2) (yrs)	Payment Window(2) (mos)	Initial C/E	Initial Margin	Expected Final Maturity(2)	Stated Final Maturity(3)	Expected Ratings (Moody’s/S&P/Fitch)
1-A(6)	404,429,000	1M L	2.25	1 - 146	18.80%	(4) (5)	8/25/2016	7/25/2034	Aaa/AAA/AAA
2-A1(7)	250,000,000	1M L	2.26	1 – 147	18.80%	(4) (5)	9/25/2016	7/25/2034	Aaa/AAA/AAA
2-A2(7)	128,539,000	1M L	1.50	1 – 34	18.80%	(4) (5)	4/25/2007	7/25/2034	Aaa/AAA/AAA
2-A3(7)	29,032,000	1M L	5.62	34 – 147	18.80%	(4) (5)	9/25/2016	7/25/2034	Aaa/AAA/AAA
A-IO(8)	Notional	1.00%	NOT OFFERED						Aaa/AAA/AAA
M1	27,000,000	1M L	4.82	46 – 121	16.10%	(4) (5)	7/25/2014	7/25/2034	Aa1/AA+/AA+
M2	27,500,000	1M L	4.67	44 – 117	13.35%	(4) (5)	3/25/2014	7/25/2034	Aa2/AA+/AA
M3	17,500,000	1M L	4.57	42 – 112	11.60%	(4) (5)	10/25/2013	7/25/2034	Aa3/AA/AA-
M4	30,000,000	1M L	4.48	40 – 108	8.60%	(4) (5)	6/25/2013	7/25/2034	A2/A+/A
M5	12,500,000	1M L	4.40	40 – 100	7.35%	(4) (5)	10/25/2012	7/25/2034	A3/A/A-
M6	12,500,000	1M L	4.35	39 – 96	6.10%	(4) (5)	6/25/2012	7/25/2034	Baa1/A-/BBB+
M7	10,000,000	1M L	4.31	39 – 91	5.10%	(4) (5)	1/25/2012	7/25/2034	Baa2/BBB+/BBB
M8	12,500,000	1M L	NOT OFFERED						Baa3/BBB/BBB
M9	25,000,000	1M L	NOT OFFERED						NR/BBB-/NR

(1)

Subject to a permitted variance of +/- 5%.

(2)

The Notes will be priced assuming 100% of the Prepayment Assumption.  100% of the Prepayment Assumption assumes 8% CPR in the first month of the transaction and an additional 2% each month until reaching 30% CPR in month 12 and remaining constant through month 22, remaining constant at 55% CPR for months 23 through 27 and then remaining constant at 35% CPR for month 28 and thereafter.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Residential Mortgage Finance

(3)

The Stated Final Maturity with respect to the Notes (except for the Class A-IO Notes) is the Payment Date following the latest possible maturity date of a Mortgage Loan in the pool which amortizes according to its term.  On the Stated Final Maturity, holders of the Notes will be entitled to receive a payment of principal in an amount equal to the outstanding principal balance of the Notes.

(4)

On and after the Payment Date on which the aggregate unpaid principal balance of the Mortgage Loans as of the beginning of the related Due Period is less than 20% of the Aggregate Cutoff Collateral Amount (as defined herein), Fieldstone Servicing Corp., as owner of the servicing rights, will have the option to purchase the remaining Mortgage Loans from the Trust.  If Fieldstone Servicing Corp. has not exercised its Optional Termination right on the Payment Date on which the aggregate unpaid principal balance of the Mortgage Loans as of the beginning of the related Due Period is less than 10% of the Aggregate Cutoff Collateral Amount then on the following and each subsequent Payment Date, the margins for the Senior Notes (except for the Class A-IO Notes) will double and the margins for the Subordinate Notes will be multiplied by 1.5.  No increase in the respective margins on the Notes will occur until the Payment Date following the Payment Date on which the aggregate unpaid principal balance of the Mortgage Loans as of the beginning of the related Due Period is less than 10% of the Aggregate Cutoff Collateral Amount.

(5)

The Note Rate is subject to a Fixed Rate Cap of 11.00%.

(6)

Class 1-A Notes are the Group 1 Senior Notes.

(7)

Class 2-A1, Class 2-A2 and Class 2-A3 Notes are the Group 2 Senior Notes.

(8)

Class A-IO Notes will be Senior Interest-Only Notes and will receive interest payments on the 4th through the 18th Payment Dates.

Contacts

Syndicate	Kevin White	(212) 526-9519
	Dan Covello	(212) 526-9519
	Paul Tedeschi	(212) 526-9519

Trading	Matt Miller	(212) 526-8315
	Rishi Bansal	(212) 526-8315

Residential Mortgage Finance	Sam Tabet	(212) 526-7512
	Shiv Rao	(212) 526-6205
	Matt Lewis	(212) 526-7447
	Christina Barretto	(212) 526-2185

Structuring	Dennis Tsyba	(212) 526-1102

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Residential Mortgage Finance

Origination and Servicing

The Mortgage Loans were originated by Fieldstone Mortgage Company generally according to their origination and underwriting guidelines.  Fieldstone may make underwriting exceptions based on mitigating factors.  As of the Cut-Off Date, the Mortgage Loans will be serviced by Fieldstone Servicing Corp.  On or about the Closing Date, Chase Manhattan Mortgage Corporation (“Chase”) will act as Sub-Servicer of the Mortgage Loans.

Chase has a subprime mortgage servicer rating of “Strong” from S&P, SQ1 from Moody’s and RPS1- from Fitch, the highest rating category from S&P and Moody’s and the second highest category from Fitch, respectively.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Residential Mortgage Finance

Principal Payment Priority

At the senior level, the collateral is divided into two groups: Group 1 and Group 2.

Prior to the Stepdown Date and whenever a Trigger Event is in effect:

From Group 1:

1)

to the Swap Counterparty, to the extent not previously paid from the Collection Account, the Group 1 Percentage of swap termination amounts payable to the Swap Counterparty in the event that the Trust is a defaulting party or an affected party under the terms of the Swap Agreement;

2)

principal paid to the Class 1-A Notes;

3)

if the Class 1-A Notes have been retired and the Class 2-A1, Class 2-A2 or Class 2-A3 Notes remain outstanding, all principal collected from Group 1 will be allocated concurrently pro rata to Class 2-A1 and sequentially to the Class 2-A2 and Class 2-A3 Notes;

4)

if the Class 1-A, Class 2-A1, Class 2-A2 and Class 2-A3 Notes have been reduced to zero, principal will then be allocated sequentially to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8 and Class M9 Notes; and

5)

to the Swap Counterparty, to the extent not previously paid, Group 1 Percentage of swap termination amounts payable to the Swap Counterparty in the event that the Swap Counterparty is a defaulting party or the sole affected party under the terms of the Swap Agreement.

From Group 2:

1)

to the Swap Counterparty, to the extent not previously paid from the Collection Account, the Group 2 Percentage of swap termination amounts payable to the Swap Counterparty in the event that the Trust is a defaulting party or an affected party under the terms of the Swap Agreement;

2)

principal paid concurrently pro rata to the Class 2-A1 Notes and sequentially to the Class 2-A2 and Class 2-A3 Notes;

3)

if the Class 2-A1, Class 2-A2 and Class 2-A3 Notes have been retired and the Class 1-A Notes remain outstanding, all principal collected from Group 2 will be allocated to the Class 1-A Notes;

4)

if the Class 1-A, Class 2-A1, Class 2-A2 and Class 2-A3 Notes have been reduced to zero, principal will then be allocated sequentially to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8 and Class M9 Notes; and

5)

to the Swap Counterparty, to the extent not previously paid, Group 2 Percentage of swap termination amounts payable to the Swap Counterparty in the event that the Swap Counterparty is a defaulting party or the sole affected party under the terms of the Swap Agreement.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Residential Mortgage Finance

Principal Payment Priority (continued)

On or after the Stepdown Date and as long as the Trigger Event is not in effect:

1)

to the Swap Counterparty, to the extent not previously paid from the Collection Account, the  Group 1 Percentage of swap termination amounts from Group 1 and the Group 2 Percentage of swap termination amounts from Group 2 payable to the Swap Counterparty in the event that the Trust is a defaulting party or an affected party under the terms of the Swap Agreement;

2)

principal will be first allocated concurrently to the Class 1-A Notes from Group 1 and concurrently pro rata to Class 2-A1 and sequentially to the Class 2-A2 and Class 2-A3 Notes from Group 2 until the aggregate targeted Senior Enhancement Percentage is reached;

3)

a)

if the Class 1-A Notes have been retired and the Class 2-A1, Class 2-A2 or Class 2-A3 Notes remain outstanding, all principal collected from Group 1 will be allocated concurrently pro rata to Class 2-A1 and sequentially to Class 2-A2 and Class 2-A3 Notes until the aggregate targeted Senior Enhancement Percentage is reached;

b)

if the Class 2-A1, Class 2-A2 and Class 2-A3 Notes have been retired and the Class 1-A Notes remain outstanding, all principal collected from Group 2 will be allocated to the Class 1-A Notes until the aggregate targeted Senior Enhancement Percentage is reached;

4)

principal will then be allocated sequentially to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8 and Class M9 Notes so that the credit enhancement behind each class equals twice the respective initial Subordination (including the Initial Overcollateralization Amount) for such class, as a percentage of the current Pool Balance (as defined herein) subject to a floor equal to approximately 0.50% of the sum of (i) the aggregate principal balance of the Initial Mortgage Loans as of the Cut-Off Date and (ii) the amount on deposit on the Pre-Funding Account as of the Closing Date (such sum, the “Aggregate Cutoff Collateral Amount”); and

5)

to the Swap Counterparty, to the extent not previously paid, the Group 1 Percentage of swap termination amounts from Group 1 and the Group 2 Percentage of swap termination amounts from Group 2 payable to the Swap Counterparty in the event that the Swap Counterparty is a defaulting party or the sole affected party under the terms of the Swap Agreement.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Residential Mortgage Finance

Interest Payment Priority

On each Payment Date, the interest received or advanced will be distributed in the following order of priority, in each case, to the extent of funds remaining:

1)

To pay to the Servicer, previously unreimbursed Servicer advances;

2)

To pay the related Servicing Administration Fee, Master Servicing and Trust Administrator Fee and Owner Trustee Fee for each Group from interest collected from Group 1 and Group 2;

3)

To the Swap Counterparty, to the extent not previously paid, the related Net Swap Payment for such Payment Date and swap termination amounts payable to the Swap Counterparty in the event that the Trust is a defaulting party or an affected party under the terms of the Swap Agreement for each Group from such Group’s Interest;

4)

To pay Current Interest pro rata to the Class 1-A Notes and the A-IO(1) Component from Group 1 Interest;

5)

To pay Current Interest pro rata to the Class 2-A1, Class 2-A2, Class 2-A3 Notes and the A-IO(2) Component from Group 2 Interest;

6)

To pay Current Interest sequentially to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8 and Class M9 Notes;

7)

To pay principal on the Notes, in the order and priority set forth above to the extent the Overcollateralization Target exceeds the Overcollateralization Amount.

8)

To pay to the Trustee, previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Trust Agreement;

9)

To pay concurrently pro rata based on the amounts of Basis Risk Shortfall with respect to each Class after giving effect to distributions already made on such Payment Date, to the Senior Notes any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

10)

To pay sequentially to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8 and Class M9 Notes any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

11)

Any remaining amount will be released from the Indenture and will not be available for payment to holders of the Notes.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Residential Mortgage Finance

Swap Contract <Preliminary and Subject to Revision>

The Trust will include a swap derivative contract for the benefit of the Notes (the “Swap Contract”) from the Payment Date in October 2004 through the Payment Date in July 2006 to (i) protect against interest rate risk from upward movement in one-month LIBOR and (ii) diminish basis risk associated with the hybrid adjustable-rate mortgage loans.  The Trust will make payments based on a fixed rate of approximately [3.2625]% per annum (the “Swap Contract Payment”) and will receive payments based on one-month LIBOR based on the schedules below.  The “Net Swap Payment” occurs when, on any Payment Date during which the Swap Contract is in effect, the Trust makes net payments under the Swap Contract.

Period	Payment Date	Swap Balance ($)
1	7/25/2004	N/A
2	8/25/2004	N/A
3	9/25/2004	N/A
4	10/25/2004	550,000,000
5	11/25/2004	550,000,000
6	12/25/2004	550,000,000
7	1/25/2005	550,000,000
8	2/25/2005	550,000,000
9	3/25/2005	550,000,000
10	4/25/2005	550,000,000
11	5/25/2005	550,000,000
12	6/25/2005	550,000,000
13	7/25/2005	450,000,000
14	8/25/2005	450,000,000
15	9/25/2005	450,000,000
16	10/25/2005	450,000,000
17	11/25/2005	450,000,000
18	12/25/2005	450,000,000
19	1/25/2006	400,000,000
20	2/25/2006	400,000,000
21	3/25/2006	400,000,000
22	4/25/2006	400,000,000
23	5/25/2006	400,000,000
24	6/25/2006	300,000,000
25	7/25/2006	300,000,000
26+	8/25/2006 and Thereafter	N/A

If, on any Payment Date during which the Swap Contract is in effect, the Trust receives net payments under the Swap Contract (the “Net Swap Receipt”), the amounts received by the Trust will be applied to pay monthly interest (including Basis Risk Shortfall and any Unpaid Basis Risk Shortfall) on the Notes in the order of priority as described under the Interest Payment Priority above, but only to the extent that the monthly interest (including Basis Risk Shortfall, any Unpaid Basis Risk Shortfall and any monthly interest remaining unpaid on prior Payment Dates, together with interest thereon at the applicable Note Rate) for a Class of Notes exceeds the amount of interest paid on such Class of Notes out of available interest funds for such Payment Date.  Any amounts received under the Swap Contract in excess of the amount needed to satisfy payments described in the immediately preceding sentence shall be paid to the holder of the Ownership Certificate in the Trust and shall not be available to make payments in respect of the Notes.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Residential Mortgage Finance

Interest Rate Corridor <Preliminary and Subject to Revision>

An interest rate corridor (the “Corridor” or the “Corridor Contract”) will be purchased by the Trust to (i) protect against interest rate risk from upward movement in one-month LIBOR and (ii) diminish basis risk associated with the hybrid adjustable-rate mortgage loans and fixed rate mortgage loans.  The Corridor is not subordinated to losses.

The Corridor will be in place during the 26th through the 29th Payment Date, and will have a series of Strike Rates and Ceiling Rates.  Its notional balance will be a fixed amortization schedule based on all of the Mortgage Loans.

The Notional Balance of the Corridor will amortize according to its schedule, which will be determined based on the Pool Balance at 100% of the prepayment assumption.  The table below is an approximation of the schedule for the Corridor the Trust intends to purchase.

Period	Payment Date	Strike Rate (%)	Ceiling Rate (%)	Approximate Notional Balance ($)
25	7/25/2006	N/A	N/A	N/A
26	8/25/2006	8.00	10.00	473,947,734.30
27	9/25/2006	8.00	10.00	442,456,952.91
28	10/25/2006	8.00	10.00	412,999,755.66
29	11/25/2006	8.00	10.00	397,859,266.29
30	12/25/2006	N/A	N/A	N/A

With respect to any Distribution Date on or prior to the termination of the Corridor Contract, the amount, if any, payable by the Corridor Contract counterparty under the Corridor Contract will equal the product of (i) the excess of (x) the lesser of (1) one-month LIBOR (as determined by the Corridor Contract counterparty) and (2) the Ceiling Rate, over (y) the Strike Rate, and (ii) a notional amount equal to the lesser of (1) the scheduled notional balance for such Distribution Date and (2) the Pool Balance as of the beginning of the related Due Period and (iii) the actual number of days in the related Accrual Period, divided by 360 (the “Corridor Receipt”).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Residential Mortgage Finance

Preliminary Summary of Terms
Issuer:	Fieldstone Mortgage Investment Trust, Series 2004-3.
Depositor:	Structured Asset Securities Corporation.
Seller:	Fieldstone Investment Corporation (“Fieldstone”).
Trust Administrator, Master Servicer and Custodian:	Wells Fargo Bank, N.A.
Servicer:	Fieldstone Servicing Corp., a wholly-owned subsidiary of Fieldstone Investment Corporation.
Sub-Servicer:

Chase Manhattan Mortgage Corporation (“Chase”).  Chase has a subprime mortgage servicer rating of “Strong” from S&P, SQ1 from Moody’s and RPS1- from Fitch, the highest rating category from S&P and Moody’s and the second highest rating from Fitch.

Indenture Trustee:	HSBC Bank USA.
Owner Trustee:	US Bank Trust National Association.
Lead Underwriter:	Lehman Brothers Inc.
Co-Underwriters:	Credit Suisse First Boston LLC. Merrill Lynch, Pierce, Fenner & Smith Incorporated. Friedman, Billings, Ramsey & Co., Inc.
Note Ratings:	The Notes are expected to receive ratings from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s, a division of The McGraw-Hill Companies (“S&P”) and Fitch Inc (“Fitch”).
Notes:

The “Senior Notes” will consist of the Class 1-A Notes (the “Group 1 Senior Notes”), Class 2-A1, Class 2-A2 and Class 2-A3 Notes (together, the “Group 2 Senior Notes”) and the Class A-IO Notes.  The “Subordinate Notes” consist of the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8 and Class M9 Notes.  The Senior Notes and the Subordinate Notes are collectively referred to herein as the “Notes”.

The “Offered Notes” will consist of the Group 1 Senior Notes, the Group 2 Senior Notes, the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class M7 Notes.

Expected Pricing Date:	Week of June [14], 2004.
Expected Closing Date:	July [1], 2004.
Cut-Off Date:	June 1, 2004 for the Initial Mortgage Loans and the later of June 1, 2004 and the date of origination for each Subsequent Mortgage Loan.
Payment Date:	25th of each month or if such day is not a business day, the next succeeding business day. (First Payment Date: July 26, 2004)
Initial Accrual Date:	The Notes, excluding the Class A-IO Notes, will have an Initial Accrual Date of July 1, 2004. The Class A-IO Notes will have an Initial Accrual Date of June 1, 2004.
Delay Days:	The Notes, excluding the Class A-IO Notes, will have 0 days delay. The Class A-IO Notes will have 24 days delay.
Day Count:	The Notes, excluding the Class A-IO Notes, will accrue on an Actual/360 basis. The Class A-IO Notes will accrue on a 30/360 basis.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Residential Mortgage Finance

Preliminary Summary of Terms
Denominations:	Minimum of $25,000; increments of $1 in excess thereof for the Senior Notes. Minimum of $100,000; increments of $1,000 in excess thereof for the Subordinate Notes.
Class A-IO Notional Amount:

The Class A-IO Notes do not have a class note balance but will accrue interest on their Notional Amount.  The “Notional Amount” of the Class A-IO Notes will be the sum of the notional balance of its two components.  The components comprising the Class A-IO Notes may not be transferred separately from the Notes.  If the Trust terminates prior to the 18th Payment Date, whether as a result of an Optional Termination or otherwise, the holders of the Class A-IO Notes will be entitled to a payment equal to the present value of the payments remaining to be made on the Class A-IO Notes determined using a discount rate equal to the expected yield to maturity of the Class A-IO Notes determined at pricing.

Payment Date	Class A-IO (1) Notional Balance	Class A-IO (2) Notional Balance	Class A-IO Total Notional Amount
1	0	0	0
2	0	0	0
3	0	0	0
4	149,420,000	150,580,000	300,000,000
5	149,420,000	150,580,000	300,000,000
6	149,420,000	150,580,000	300,000,000
7	149,420,000	150,580,000	300,000,000
8	149,420,000	150,580,000	300,000,000
9	149,420,000	150,580,000	300,000,000
10	149,420,000	150,580,000	300,000,000
11	149,420,000	150,580,000	300,000,000
12	149,420,000	150,580,000	300,000,000
13	149,420,000	150,580,000	300,000,000
14	149,420,000	150,580,000	300,000,000
15	149,420,000	150,580,000	300,000,000
16	149,420,000	150,580,000	300,000,000
17	149,420,000	150,580,000	300,000,000
18	149,420,000	150,580,000	300,000,000
19	0	0	0

Accrued Interest:	The Notes, excluding the Class A-IO Notes, will settle flat. The Class A-IO Notes will settle with accrued interest.
Accrual Period:

The “Accrual Period” for any class of Notes for each Payment Date (except Class A-IO Notes) will be the one-month period beginning on the immediately preceding Payment Date (or on the Initial Accrual Date, in the case of the first Accrual Period) and ending on the day immediately preceding the related Payment Date.  The “Accrual Period” for the Class A-IO Notes for each Payment Date on which such class is entitled to interest payments will be the immediately preceding calendar month.

Due Period:	The period from the 2nd day of the immediately preceding calendar month through the 1st day of the current calendar month.
Clearing:	The Offered Notes will be available in book-entry form through DTC and upon request through Clearstream and Euroclear.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Residential Mortgage Finance

Preliminary Summary of Terms
Federal Tax Status:	The Notes are anticipated to be treated as debt for U.S. federal income tax purposes, and an opinion will be delivered to that effect from counsel acceptable to the Underwriters.
ERISA Eligibility:	The Notes are expected to be ERISA eligible, subject to limitations set forth in the final prospectus supplement.
SMMEA Eligibility:	The Senior Notes and the Class M1, Class M2 and Class M3 Notes are expected to be SMMEA eligible after the Pre-Funding Period.
Statistic Calculation Mortgage Loans:

As of the Cut-Off Date, the Collateral Group consists of 3,284 mortgage loans (the “Statistic Calculation Mortgage Loans”) with an aggregate principal balance of approximately $656,672,730 of fully amortizing adjustable rate loans secured by first liens on primarily one- to four-family properties.  Approximately 85.68% of the Statistic Calculation Mortgage Loans will be subject to prepayment penalties and approximately 59.98% of the Statistic Calculation Mortgage Loans require monthly payments of interest only during their first five years.

The Statistic Calculation Mortgage Loans are composed of Group 1 and Group 2. Group 1 will consist of mortgage loans that had a principal balance at origination of no more than $333,700 if a single-family property (or $500,550 if the property is located in Hawaii or Alaska), $427,150 if a two-family property (or $640,725 if the property is located in Hawaii or Alaska), $516,300 if a three-family property (or $774,450 if the property is located in Hawaii or Alaska), or $641,650 if a four-family property (or $962,475 if the property is located in Hawaii or Alaska).  Group 2 will consist of mortgage loans that had principal balances at origination that may or may not conform to the criteria specified above for mortgage loans included in Group 1.

Additional Mortgage Loans:

Prior to the Closing Date, approximately $93,327,270 of additional mortgage loans will be delivered to the Trust.  The statistic calculation mortgage loans, together with the additional mortgage loans, will constitute the initial mortgage loans (the “Initial Mortgage Loans”).

Subsequent Mortgage Loans:

After the Closing Date, in addition to the Initial Mortgage Loans, approximately $250,000,000 of additional loans will be added to the Trust, referred to herein as the “Subsequent Mortgage Loans” and the Subsequent Mortgage Loans are referred to herein collectively with the Initial Mortgage Loans as the “Mortgage Loans”.

Pre-Funding Account:

On the Closing Date, a deposit of approximately $250,000,000 (the “Pre-Funding Amount”) will be made to an account (the “Pre-Funding Account”).  On or prior to [September 29, 2004] (the “Pre-Funding Period”), the Pre-Funding Amount will be used to purchase Subsequent Mortgage Loans having similar characteristics as the Initial Mortgage Loans.

Aggregate Cutoff Collateral Amount:

The “Aggregate Cutoff Collateral Amount” is the sum of (i) the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date and (ii) the amounts on deposit in the Pre-Funding Account as of the Closing Date.

Repurchase or Substitution of Mortgage Loans:	The Servicer shall have the option at any time to purchase any Delinquent Mortgage Loan or substitute an Eligible Substitute Mortgage Loan for any Delinquent Mortgage Loan as defined in the Indenture.
Total Deal Size:	Approximately $1,000,000,000.
Group 1Percentage:

The “Group 1 Percentage” means, with respect to Group 1 and any Payment Date, the fraction, expressed as a percentage, the numerator of which is the Pool Balance for Group 1 for such date and the denominator of which is the aggregate Pool Balance for such date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Residential Mortgage Finance

Preliminary Summary of Terms
Group 2 Percentage:

The “Group 2 Percentage” means, with respect to Group 2 and any Payment Date, the fraction, expressed as a percentage, the numerator of which is the Pool Balance for Group 2 for such date and the denominator of which is the aggregate Pool Balance for such date.

Optional Termination

On and after the Payment Date on which the aggregate unpaid principal balance of the Mortgage Loans (the “Pool Balance”) as of the beginning of the related Due Period is less than 20% of the Aggregate Cutoff Collateral Amount, Fieldstone Servicing Corp., as owner of the servicing rights, will have the option to purchase the remaining Mortgage Loans from the Trust.  If Fieldstone Servicing Corp. has not exercised its Optional Termination right on the Payment Date on which the Pool Balance as of the beginning of the related Due Period is less than 10% of the Aggregate Cutoff Collateral Amount, then on the following and each subsequent Payment Date, the margins for the Senior Notes (except for the Class A-IO Notes) will double and the margins for the Subordinate Notes will be multiplied by 1.5.

Servicing Administration Fee Rate:	50 basis points per annum (0.50%) on the outstanding principal balance of each mortgage loan as of the first day of any Due Period.
Master Servicer and Trust Administrator Fee Rate:

0.65 basis point per annum (0.0065%) on the outstanding principal balance of each Mortgage Loan as of the first day of any Due Period plus, during the Pre-Funding Period, the outstanding Pre-Funding Amount.

Owner Trustee Fee:	$3,000 per annum.
Note Rate:

The Note Rate on each class of Notes (excluding the Class A-IO Notes) is equal to the least of (i) the related Formula Rate, (ii) the applicable Net Funds Rate and (iii) the related Fixed Rate Cap (11.00%).  The Note Rate for the first Payment Date will equal the Formula Rate.  The Class A-IO Notes will accrue interest at a fixed rate of 1.00% per annum.

Formula Rate:	With respect to the Notes (excluding the Class A-IO Notes), a per annum rate equal to one-month LIBOR plus the applicable margin for each class.
Net Funds Rate:

As to any Payment Date and for any Class of Notes (other than the Class A-IO Notes), a per annum rate equal to the sum of:

(A) the product of (1) a quotient (a) the numerator of which is the excess of (i) the sum of (x) the Interest Funds for Group 1 and (y) the Interest Funds for Group 2 over (ii) for the 4th through the 18th Payment Date only, current interest on the Class A-IO Notes for such Payment Date and (b) the denominator of which is the aggregate principal amount of the Notes before taking into account any payments of principal on such Payment Date and (2) a fraction, the numerator of which is 360 and the denominator of which is the actual number of days in the related Accrual Period; and

(B) the product of (1) a quotient (a) the numerator of which is the sum of (i) the Net Swap Payment (if any) less the Net Swap Receipt (if any) and (ii) the Corridor Receipt (if any) and (b) the denominator of which is the principal amount of the Notes before taking into account any payments of principal on such Payment Date and (2) 12.

Interest Funds:	With respect to any Payment Date, the net interest due on each Mortgage Loan at its Net Mortgage Rate less permitted reimbursements as defined in the Indenture.
Group 1 and Group 2 Senior Fixed Rate Cap:	For each Payment Date, (other than the first Payment Date), a per annum rate equal to 11.00% for the Group 1 Senior Notes and 11.00% for the Group 2 Senior Notes.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Residential Mortgage Finance

Preliminary Summary of Terms
Subordinate Fixed Rate Cap:	For any Payment Date (other than the first Payment Date), a per annum rate equal to 11.00% for the Subordinate Notes.
Aggregate Expense Rate:

For any Mortgage Loan equals the sum of the related Servicing Administration Fee Rate, the Master Servicing and Trust Administrator Fee Rate and the Owner Trustee Fee, expressed as a percentage of the Pool Balance as of the beginning of the related Due Period.

Net Mortgage Rate:	With respect to any Mortgage Loan, the per annum mortgage rate thereon minus the Aggregate Expense Rate.
Current Interest:	The sum of interest accrued during the related Accrual Period at the applicable Note Rate and any amounts accrued at the applicable Note Rate in any prior Accrual Period that have not been paid.
Basis Risk Shortfall Amount:

To the extent that the amount of interest payable to a Class at (a) the lesser of (i) the Formula Rate or (ii) its applicable Fixed Rate Cap would exceed (b) its applicable Net Funds Rate (such excess, a “Basis Risk Shortfall”), that Class will be entitled to the amount of such Basis Risk Shortfall and Unpaid Basis Risk Shortfall, plus interest thereon at the applicable Note Rate computed without regard to the Net Funds Rate.  Such amounts are payable to the extent of available funds, as described herein.

The “Unpaid Basis Risk Shortfall” for the Notes on any Payment Date will be the aggregate of all Basis Risk Shortfalls for all previous Payment Dates, together with interest thereon at the applicable Note Rate computed without regard to the Net Funds Rate less all payments made with respect to such class in respect of such Basis Risk Shortfalls prior to such Payment Date.

Credit Enhancement:	For all of the Notes consists of the following: • Excess Interest; • Overcollateralization; and • Subordination.
Subordination:

Class	Class Size	Subordination(1)
A	81.20%	18.80%
M1	2.70%	16.10%
M2	2.75%	13.35%
M3	1.75%	11.60%
M4	3.00%	8.60%
M5	1.25%	7.35%
M6	1.25%	6.10%
M7	1.00%	5.10%
M8	1.25%	3.85%
M9	2.50%	1.35%

(1) The initial subordination percentages include the initial overcollateralization of 1.35%.

Overcollateralization:

Excess interest will be used to pay down the Notes so the Pool Balance exceeds the aggregate outstanding Note balance (the “Overcollateralization” or “OC”).  The “Overcollateralization Amount”, with respect to any Payment Date, will be the amount by which the Pool Balance exceeds the aggregate outstanding Note balance (not including the Class A-IO Notional Balance).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Residential Mortgage Finance

Preliminary Summary of Terms
Overcollateralization Target:

Prior to the Stepdown Date, equal to 1.35% of the Aggregate Cutoff Collateral Amount as of the Cut-Off Date.

On or after the Stepdown Date, equal to the lesser of (x) 1.35% of the Aggregate Cutoff Collateral Amount and (y) 2.70% of the Pool Balance as of the end of the related Due Period, subject to a floor equal to 0.50% of the Aggregate Cutoff Collateral Amount.

Provided, however, if a Trigger Event has occurred on the related Payment Date, the Overcollateralization Target is the same as the Overcollateralization Target on the preceding Payment Date.

Initial:

1.35% of the Aggregate Cutoff Collateral Amount (the “Initial Overcollateralization Amount”).

Target:

1.35% of the Aggregate Cutoff Collateral Amount before the Stepdown Date, 2.70% of current Pool Balance on and after the Stepdown Date (the “Overcollateralization Target”).

Floor:

0.50% of the Aggregate Cutoff Collateral Amount (the “Overcollateralization Floor”).

Senior Enhancement Percentage:

The fraction, expressed as a percentage of (a) the sum of the Subordinate Notes and the Overcollateralization as of the immediately preceding Payment Date divided by (b) the Pool Balance as of the end of the second preceding Due Period.

Stepdown Date:

The later to occur of:

(i)

the Payment Date occurring in July 2007; and

(ii)

the first Payment Date, after giving effect to any principal payments for such Payment Date, on which the Senior Enhancement Percentage equals or exceeds 37.60%.

Trigger Event:	A Trigger Event will have occurred if either of (i) the Delinquency Trigger or (ii) the Cumulative Loss Trigger as of such Payment Date has occurred.
Delinquency Trigger:

The Delinquency Trigger will have occurred if the three month rolling average of the 60+ Day Delinquency percentage (including bankruptcy, foreclosure and REO) for the three prior Due Periods exceeds [41]% of the Senior Enhancement Percentage for such Payment Date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Residential Mortgage Finance

Cumulative Loss Trigger:

The Cumulative Loss Trigger will have occurred if the cumulative realized losses as of such Payment Date exceed the following percentages of the Aggregate Cutoff Collateral Amount.  Trigger levels reflect beginning of period requirements.  The Cumulative Loss Trigger percentage will build from its beginning Payment Date percentage to the next specified Payment Date percentage.

Payment Date Occurring In:	Maximum Loss Percentage
July 2007 - June 2008	[3.50]% with respect to July 2007, plus an additional 1/12th of [1.75]% for each month thereafter
July 2008 - June 2009	[5.25]% with respect to July 2008, plus an additional 1/12th of [1.00]% for each month thereafter
July 2009 - June 2010	[6.25]% with respect to July 2009, plus an additional 1/12th of [0.25]% for each month thereafter
July 2010 and thereafter	[6.50]%

Sensitivity Tables - To Maturity (1)(2)

Class 1-A Notes
Prepayment Assumption	0%	50%	75%	100%	150%	175%
Average Life (yrs)	19.29	4.49	3.07	2.25	1.32	1.18
Payment Window (mos)	1-359	1-280	1-199	1-146	1-29	1-25
Expected Final Maturity	5/25/2034	10/25/2027	1/25/2021	8/25/2016	11/25/2006	7/25/2006

Class 2-A1 Notes
Prepayment Assumption	0%	50%	75%	100%	150%	175%
Average Life (yrs)	19.42	4.52	3.09	2.26	1.32	1.18
Payment Window (mos)	1-359	1-283	1-200	1-147	1-29	1-25
Expected Final Maturity	5/25/2034	1/25/2028	2/25/2021	9/25/2016	11/25/2006	7/25/2006

Class 2-A2 Notes
Prepayment Assumption	0%	50%	75%	100%	150%	175%
Average Life (yrs)	17.37	2.85	1.99	1.50	1.13	1.01
Payment Window (mos)	1-323	1-90	1-60	1-34	1-24	1-23
Expected Final Maturity	5/25/2031	12/25/2011	6/25/2009	4/25/2007	6/25/2006	5/25/2006

Class 2-A3 Notes
Prepayment Assumption	0%	50%	75%	100%	150%	175%
Average Life (yrs)	28.49	11.92	7.99	5.62	2.15	1.95
Payment Window (mos)	323-359	90-283	60-200	34-147	24-29	23-25
Expected Final Maturity	5/25/2034	1/25/2028	2/25/2021	9/25/2016	11/25/2006	7/25/2006

Class M1 Notes
Prepayment Assumption	0%	50%	75%	100%	150%	175%
Average Life (yrs)	26.52	8.49	5.74	4.82	2.50	2.07
Payment Window (mos)	268-358	47-242	39-166	46-121	29-31	25-25
Expected Final Maturity	4/25/2034	8/25/2024	4/25/2018	7/25/2014	1/25/2007	7/25/2006

Class M2 Notes
Prepayment Assumption	0%	50%	75%	100%	150%	175%
Average Life (yrs)	26.52	8.47	5.71	4.67	2.73	2.13
Payment Window (mos)	268-358	47-235	39-161	44-117	31-34	25-26
Expected Final Maturity	4/25/2034	1/25/2024	11/25/2017	3/25/2014	4/25/2007	8/25/2006

Class M3 Notes
Prepayment Assumption	0%	50%	75%	100%	150%	175%
Average Life (yrs)	26.51	8.44	5.68	4.57	3.33	2.16
Payment Window (mos)	268-357	47-226	38-154	42-112	34-87	26-27
Expected Final Maturity	3/25/2034	4/25/2023	4/25/2017	10/25/2013	9/25/2011	9/25/2006

(1) 100% of the Prepayment Assumption is equal to the Note pricing assumption as defined on page 1.

(2) Assumes a Settlement Date of July 1, 2004 and a Payment Date on the 25th of each month regardless of whether it is a business day, commencing July 25, 2004.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Residential Mortgage Finance

Sensitivity Tables - To Maturity (1)(2) (continued)

Class M4 Notes
Prepayment Assumption	0%	50%	75%	100%	150%	175%
Average Life (yrs)	26.51	8.40	5.65	4.48	5.39	2.24
Payment Window (mos)	268-357	47-219	38-149	40-108	54-82	27-28
Expected Final Maturity	3/25/2034	9/25/2022	11/25/2016	6/25/2013	4/25/2011	10/25/2006

Class M5 Notes
Prepayment Assumption	0%	50%	75%	100%	150%	175%
Average Life (yrs)	26.51	8.35	5.61	4.40	4.35	2.39
Payment Window (mos)	268-356	47-204	37-138	40-100	50-59	28-30
Expected Final Maturity	2/25/2034	6/25/2021	12/25/2015	10/25/2012	5/25/2009	12/25/2006

Class M6 Notes
Prepayment Assumption	0%	50%	75%	100%	150%	175%
Average Life (yrs)	26.50	8.30	5.56	4.35	4.02	2.57
Payment Window (mos)	268-355	47-196	37-132	39-96	46-56	30-32
Expected Final Maturity	1/25/2034	10/25/2020	6/25/2015	6/25/2012	2/25/2009	2/25/2007

Class M7 Notes
Prepayment Assumption	0%	50%	75%	100%	150%	175%
Average Life (yrs)	26.50	8.23	5.51	4.31	3.80	2.76
Payment Window (mos)	268-354	47-187	37-125	39-91	44-53	32-35
Expected Final Maturity	12/25/2033	1/25/2020	11/25/2014	1/25/2012	11/25/2008	5/25/2007

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Residential Mortgage Finance

Sensitivity Tables – To 10% Call (1)(2)

Class 1-A Notes
Prepayment Assumption	0%	50%	75%	100%	150%	175%
Average Life (yrs)	19.24	4.19	2.86	2.10	1.32	1.18
Payment Window (mos)	1-346	1-140	1-93	1-68	1-29	1-25
Expected Final Maturity	4/25/2033	2/25/2016	3/25/2012	2/25/2010	11/25/2006	7/25/2006

Class 2-A1 Notes
Prepayment Assumption	0%	50%	75%	100%	150%	175%
Average Life (yrs)	19.37	4.22	2.88	2.10	1.32	1.18
Payment Window (mos)	1-346	1-140	1-93	1-68	1-29	1-25
Expected Final Maturity	4/25/2033	2/25/2016	3/25/2012	2/25/2010	11/25/2006	7/25/2006

Class 2-A2 Notes
Prepayment Assumption	0%	50%	75%	100%	150%	175%
Average Life (yrs)	17.37	2.85	1.99	1.50	1.13	1.01
Payment Window (mos)	1-323	1-90	1-60	1-34	1-24	1-23
Expected Final Maturity	5/25/2031	12/25/2011	6/25/2009	4/25/2007	6/25/2006	5/25/2006

Class 2-A3 Notes
Prepayment Assumption	0%	50%	75%	100%	150%	175%
Average Life (yrs)	28.25	10.26	6.81	4.78	2.15	1.95
Payment Window (mos)	323-346	90-140	60-93	34-68	24-29	23-25
Expected Final Maturity	4/25/2033	2/25/2016	3/25/2012	2/25/2010	11/25/2006	7/25/2006

Class M1 Notes
Prepayment Assumption	0%	50%	75%	100%	150%	175%
Average Life (yrs)	26.41	7.76	5.22	4.45	2.50	2.07
Payment Window (mos)	268-346	47-140	39-93	46-68	29-31	25-25
Expected Final Maturity	4/25/2033	2/25/2016	3/25/2012	2/25/2010	1/25/2007	7/25/2006

Class M2 Notes
Prepayment Assumption	0%	50%	75%	100%	150%	175%
Average Life (yrs)	26.41	7.76	5.21	4.32	2.73	2.13
Payment Window (mos)	268-346	47-140	39-93	44-68	31-34	25-26
Expected Final Maturity	4/25/2033	2/25/2016	3/25/2012	2/25/2010	4/25/2007	8/25/2006

Class M3 Notes
Prepayment Assumption	0%	50%	75%	100%	150%	175%
Average Life (yrs)	26.41	7.76	5.20	4.23	2.98	2.16
Payment Window (mos)	268-346	47-140	38-93	42-68	34-40	26-27
Expected Final Maturity	4/25/2033	2/25/2016	3/25/2012	2/25/2010	10/25/2007	9/25/2006

(1)

100% of the Prepayment Assumption is equal to the Note pricing assumption as defined on page 1.

(2)

Assumes a Settlement Date of July 1, 2004 and a Payment Date on the 25th of each month regardless of whether it is a business day, commencing July 25, 2004.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Residential Mortgage Finance

Sensitivity Tables – To 10% Call (1)(2) (continued)

Class M4 Notes
Prepayment Assumption	0%	50%	75%	100%	150%	175%
Average Life (yrs)	26.41	7.76	5.19	4.16	3.32	2.24
Payment Window (mos)	268-346	47-140	38-93	40-68	40-40	27-28
Expected Final Maturity	4/25/2033	2/25/2016	3/25/2012	2/25/2010	10/25/2007	10/25/2006

Class M5 Notes
Prepayment Assumption	0%	50%	75%	100%	150%	175%
Average Life (yrs)	26.41	7.76	5.19	4.11	3.32	2.32
Payment Window (mos)	268-346	47-140	37-93	40-68	40-40	28-28
Expected Final Maturity	4/25/2033	2/25/2016	3/25/2012	2/25/2010	10/25/2007	10/25/2006

Class M6 Notes
Prepayment Assumption	0%	50%	75%	100%	150%	175%
Average Life (yrs)	26.41	7.76	5.18	4.08	3.32	2.32
Payment Window (mos)	268-346	47-140	37-93	39-68	40-40	28-28
Expected Final Maturity	4/25/2033	2/25/2016	3/25/2012	2/25/2010	10/25/2007	10/25/2006

Class M7 Notes
Prepayment Assumption	0%	50%	75%	100%	150%	175%
Average Life (yrs)	26.41	7.76	5.18	4.07	3.32	2.32
Payment Window (mos)	268-346	47-140	37-93	39-68	40-40	28-28
Expected Final Maturity	4/25/2033	2/25/2016	3/25/2012	2/25/2010	10/25/2007	10/25/2006

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Residential Mortgage Finance

Net Funds Rate Schedule (1)(2)(3)(4)(5)

Period	Effective Net Funds Rate	Period	Effective Net Funds Rate
1	7.575%	31	9.377%
2	5.865%	32	9.583%
3	5.866%	33	10.625%
4	11.000%	34	9.611%
5	11.000%	35	9.946%
6	11.000%	36	10.287%
7	11.000%	37	10.778%
8	11.000%	38	10.460%
9	11.000%	39	10.460%
10	11.000%	40	10.809%
11	11.000%	41	10.460%
12	11.000%	42	11.000%
13	11.000%	43	11.000%
14	11.000%	44	11.000%
15	11.000%	45	11.000%
16	11.000%	46	11.000%
17	11.000%	47	11.000%
18	11.000%	48	11.000%
19	11.000%	49	11.000%
20	11.000%	50	11.000%
21	11.000%	51	11.000%
22	11.000%	52	11.000%
23	11.000%	53	11.000%
24	11.000%	54	11.000%
25	11.000%	55	11.000%
26	10.676%	56	11.000%
27	10.692%	57	11.000%
28	10.932%	58	11.000%
29	10.721%	59	11.000%
30	9.559%	60	11.000%

(1)

Based on one-month LIBOR, six-month LIBOR and one-year CMT of 20% for each period.

(2)

Assumes 100% of the Prepayment Assumption as defined on page 1.

(3)

Assumes a Settlement Date of July 1, 2004 and a Payment Date on the 25th of each month regardless of whether it is a business day, commencing July 25, 2004.

(4)

Shown as limited by the Fixed Rate Cap.

(5)

Assumes an Aggregate Expense Rate of 0.51%, payable monthly.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Residential Mortgage Finance

Breakeven CDR Table

The table below displays the Constant Default Rate (“CDR”), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at the forward one-month LIBOR, six-month LIBOR and one-year CMT curve. Other assumptions incorporated include: (1) 100% of the Prepayment Assumption, (2) 40% loss severity, (3) 12 month lag from default to loss, (4) principal and interest advanced during the 12 month lag and (5) triggers fail (i.e., no stepdown).

Class	CDR Break-Even	Cumulative Loss
M1	25.94%	19.07%
M2	21.26%	16.60%
M3	18.50%	14.99%
M4	14.12%	12.17%
M5	12.40%	10.97%
M6	10.73%	9.73%
M7	9.43%	8.73%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Residential Mortgage Finance

Collateral Summary of the Statistic Calculation Mortgage Loans (Aggregate Group)
Total Number of Loans	3,284	Geographic Distribution
Total Outstanding Loan Balance	656,672,730	(Other states account individually for less than 5.00%
Average Loan Balance	199,961	of the Cut-Off Date aggregate principal balance)
Adjustable Rate	100.00%	California	51.40%
Prepayment Penalty Coverage	85.68%	Illinois	8.47%
Weighted Average Coupon	6.489%	Colorado	6.46%
Weighted Average Margin	5.643%
Weighted Average Initial Per. Rate Cap	2.920%	Largest Zip Code Concentration
Weighted Average Per. Rate Cap	1.080%	92563 (Murrieta, CA)	0.64%
Weighted Average Maximum Rate	12.489%
Weighted Average Floor	6.489%	Occupancy Status
Weighted Average Original Term (mos)	360	Primary Home	93.40%
Weighted Average Rem. Term (mos)	359	Secondary Home	0.10%
Weighted Average LTV	82.59%	Investment	6.50%
Weighted Average CLTV	91.48%
Weighted Average FICO	644	Loan Purpose
Weighted Average DTI	42.20%	Purchase	53.65%
		Cash Out Refinance	44.35%
Product Type		Rate/Term Refinance	2.00%
2/28 ARM	89.15%
3/27 ARM	2.84%	Lien Position
5/1 ARM	8.01%	First	100.00%

Prepayment Penalty (years)		Documentation Type
None	14.32%	Full	53.65%
0.50	1.02%	Stated - Wage Earner	22.02%
1.00	1.76%	Stated - Self Employed	12.74%
2.00	69.89%	12 Month Bank Statement	6.35%
2.50	3.40%	24 Month Bank Statement	4.83%
3.00	9.60%	Limited	0.41%

Interest Only Loans	59.98%
Weighted Average Remaining Interest Only Period (mos)	59

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Residential Mortgage Finance

Collateral Characteristics (Aggregate Group)
Collateral characteristics are listed below as of Cut-off Date.

Mortgage Rates of Statistic Calculation Mortgage Loans

Range of Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
4.501 - 5.000	60	$18,354,971.82	2.80%	4.902%	694	$305,916.20	80.28%	86.91%
5.001 - 5.500	235	62,815,599.93	9.57	5.367	673	267,300.43	81.93	73.38
5.501 - 6.000	635	162,163,926.66	24.69	5.844	662	255,376.26	82.06	57.76
6.001 - 6.500	622	140,213,190.59	21.35	6.321	652	225,423.14	82.90	46.63
6.501 - 7.000	627	120,396,258.04	18.33	6.807	636	192,019.55	83.71	45.04
7.001 - 7.500	435	68,387,791.42	10.41	7.305	625	157,213.31	83.63	43.84
7.501 - 8.000	400	53,980,088.91	8.22	7.822	597	134,950.22	82.92	53.70
8.001 - 8.500	155	18,691,427.28	2.85	8.274	587	120,589.85	81.52	58.10
8.501 - 9.000	82	8,990,385.49	1.37	8.749	561	109,638.85	77.60	57.64
9.001 - 9.500	19	1,771,185.65	0.27	9.213	558	93,220.30	71.75	65.98
9.501 - 10.000	14	907,904.43	0.14	9.777	541	64,850.32	68.96	83.58
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

As of the Cut-off Date, Mortgage Rates borne by the Statistic Calculation Mortgage Loans ranged from 4.590% per annum to 9.950% per annum and the weighted average Mortgage Rate of the Statistic Calculation Mortgage Loans was approximately 6.489% per annum.

Remaining Term to Stated Maturity of Statistic Calculation Mortgage Loans

Remaining Term to Stated Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
355 - 360	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

As of the Cut-off Date, the Remaining Term to Stated Maturity of the Statistic Calculation Mortgage Loans ranged from 357 months to 360 months and the weighted average Remaining Term to Stated Maturity of the Statistic Calculation Mortgage Loans was approximately 359 months.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Residential Mortgage Finance

Collateral Characteristics (Aggregate Group, continued)
Collateral characteristics are listed below as of Cut-off Date.

Outstanding Mortgage Loan Principal Balances of Statistic Calculation Mortgage Loans

Range of Outstanding Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
0.01 - 50,000.00	82	$3,510,336.85	0.53%	7.878%	599	$42,808.99	73.75%	76.54%
50,000.01 - 100,000.00	601	46,387,373.47	7.06	7.318	620	77,183.65	81.38	71.24
100,000.01 - 150,000.00	647	80,644,863.54	12.28	7.024	633	124,644.30	81.38	59.88
150,000.01 - 200,000.00	503	87,771,608.55	13.37	6.742	632	174,496.24	81.90	58.45
200,000.01 - 250,000.00	454	101,443,259.21	15.45	6.367	647	223,443.30	82.80	51.20
250,000.01 - 300,000.00	373	102,263,495.43	15.57	6.270	645	274,164.87	82.76	50.39
300,000.01 - 350,000.00	266	86,306,499.04	13.14	6.194	656	324,460.52	83.75	50.53
350,000.01 - 400,000.00	216	81,301,332.29	12.38	6.135	653	376,395.06	84.62	49.24
400,000.01 - 450,000.00	60	25,686,113.28	3.91	6.044	660	428,101.89	81.94	51.97
450,000.01 - 500,000.00	63	30,231,158.15	4.60	6.354	654	479,859.65	82.60	43.01
500,000.01 - 550,000.00	5	2,656,200.00	0.40	6.702	673	531,240.00	82.96	39.54
550,000.01 - 600,000.00	7	4,038,337.34	0.61	5.809	659	576,905.33	77.62	13.67
600,000.01 - 650,000.00	6	3,777,653.07	0.58	6.021	667	629,608.85	78.70	32.46
650,000.01 - 700,000.00	1	654,500.00	0.10	5.950	635	654,500.00	70.00	100.00
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

As of the Cut-off Date, the Outstanding Mortgage Loan Principal Balances of the Statistic Calculation Mortgage Loans ranged from approximately $29,968.08 to approximately $654,500.00 and the average Outstanding Mortgage Loan Principal Balance of the Statistic Calculation Mortgage Loans was approximately $ 199,961.25.

Loan Program of Statistic Calculation Mortgage Loans

Loan Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Bay Street	1,459	$329,749,852.42	50.22%	6.200%	671	$226,010.87	84.32%	47.52%
High Street	307	57,510,456.61	8.76	6.810	590	187,330.48	87.35	83.14
Main Street	836	139,732,747.40	21.28	7.093	567	167,144.43	82.19	76.59
South Street	104	21,597,239.15	3.29	5.923	628	207,665.76	62.64	56.72
Wall Street	578	108,082,434.64	16.46	6.529	691	186,993.83	79.27	26.38
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Residential Mortgage Finance

Collateral Characteristics (Aggregate Group, continued)
Collateral characteristics are listed below as of Cut-off Date.

Adjustable Rate Type of Statistic Calculation Mortgage Loans

Adjustable Rate Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
2/28 LIBOR ARM	2,952	$585,450,063.67	89.15%	6.527%	642	$198,323.19	82.75%	52.10%
5/1 Treasury ARM	233	52,579,801.94	8.01	6.051	664	225,664.39	80.83	68.44
3/27 LIBOR ARM	99	18,642,864.61	2.84	6.509	640	188,311.76	82.52	60.60
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

Product Type of Statistic Calculation Mortgage Loans

Product Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
2/28 LIBOR ARM	1,577	$237,864,479.26	36.22%	6.892%	625	$150,833.53	82.42%	54.69%
2/28 LIBOR ARM – IO	1,375	347,585,584.41	52.93	6.278	654	252,789.52	82.98	50.32
3/27 LIBOR ARM	62	9,682,434.28	1.47	6.774	614	156,168.29	84.63	70.04
3/27 LIBOR ARM - IO	37	8,960,430.33	1.36	6.222	668	242,173.79	80.25	50.40
5/1 Treasury ARM	87	15,229,515.71	2.32	6.192	649	175,051.90	78.52	59.80
5/1 Treasury ARM - IO	146	37,350,286.23	5.69	5.993	670	255,823.88	81.76	71.97
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

Interest Only Flag of Statistic Calculation Mortgage Loans

Interest Only Flag	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent Purchase
No	1,726	$262,776,429.25	40.02%	6.847%	626	$152,245.90	82.28%	55.55%	44.64%
Yes	1,558	393,896,300.97	59.98	6.250	656	252,821.76	82.80	52.37	59.65
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%	53.65%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Residential Mortgage Finance

Collateral Characteristics (Aggregate Group, continued)
Collateral characteristics are listed below as of Cut-off Date.

State Distribution (Top 30) of Mortgaged Properties of Statistic Calculation Mortgage Loans

State (Top 30)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
California	1,196	$337,512,180.90	51.40%	6.112%	656	$282,200.82	82.15%	50.97%
Illinois	320	55,629,798.30	8.47	7.116	632	173,843.12	83.25	52.47
Colorado	224	42,398,084.23	6.46	6.388	635	189,277.16	84.38	61.98
Arizona	196	28,823,443.06	4.39	6.663	633	147,058.38	82.05	55.04
Florida	146	21,369,565.32	3.25	6.989	624	146,366.89	82.25	46.36
Massachusetts	87	20,829,410.31	3.17	6.592	651	239,418.51	80.53	41.80
Texas	167	18,715,841.31	2.85	7.198	643	112,070.91	81.39	41.10
Washington	92	17,116,879.87	2.61	6.549	629	186,053.04	83.57	66.72
Maryland	68	14,153,626.76	2.16	7.141	655	208,141.57	81.88	42.59
Minnesota	58	11,949,831.51	1.82	6.461	624	206,031.58	85.82	67.37
Missouri	101	9,737,118.11	1.48	7.455	604	96,407.11	85.64	73.44
Utah	62	8,955,617.52	1.36	6.234	640	144,445.44	82.74	69.52
Michigan	50	8,282,716.16	1.26	7.007	617	165,654.32	82.97	54.39
Virginia	33	6,951,091.52	1.06	6.881	650	210,639.14	83.83	34.25
Kansas	70	6,855,827.15	1.04	7.207	612	97,940.39	85.36	64.49
Iowa	76	6,685,712.15	1.02	7.867	605	87,969.90	84.64	81.98
Tennessee	55	6,216,309.62	0.95	7.221	613	113,023.81	82.69	71.09
Nevada	31	5,990,742.68	0.91	6.630	630	193,249.76	80.24	65.02
Georgia	18	2,434,522.90	0.37	6.846	623	135,251.27	87.13	66.55
South Carolina	22	2,114,030.65	0.32	7.682	590	96,092.30	84.50	79.66
Idaho	20	2,021,858.14	0.31	7.005	633	101,092.91	82.81	56.59
Wisconsin	16	1,843,832.79	0.28	7.090	628	115,239.55	82.47	66.40
Indiana	15	1,810,885.60	0.28	7.352	597	120,725.71	85.09	75.28
Nebraska	17	1,692,119.25	0.26	7.454	598	99,536.43	81.35	86.16
Arkansas	23	1,651,352.39	0.25	7.662	586	71,797.93	82.61	70.12
North Carolina	18	1,624,432.13	0.25	7.497	605	90,246.23	83.21	78.58
Mississippi	17	1,556,371.76	0.24	7.174	621	91,551.28	81.57	61.01
Rhode Island	9	1,497,259.24	0.23	6.767	612	166,362.14	81.96	22.67
New Hampshire	7	1,434,595.10	0.22	7.029	609	204,942.16	83.53	67.00
District Of Columbia	6	1,338,501.20	0.20	7.597	665	223,083.53	80.00	19.07
Other	64	7,479,172.59	1.14	7.252	607	116,862.07	82.87	69.65
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

No more than approximately 0.64% of the Statistic Calculation Mortgage Loans will be secured by mortgaged properties located in any one zip code.

Collateral Characteristics (Aggregate Group, continued)
Collateral characteristics are listed below as of Cut-off Date.

Original Loan-to-Value Ratio of Statistic Calculation Mortgage Loans

Original Loan-to-Value Ratio (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
10.001 - 20.000	2	$109,977.22	0.02%	6.986%	592	$54,988.61	18.58%	100.00%
20.001 - 30.000	3	450,976.60	0.07	6.479	577	150,325.53	24.58	93.35
30.001 - 40.000	5	561,446.86	0.09	6.015	620	112,289.37	34.51	47.54
40.001 - 50.000	20	2,742,089.57	0.42	6.855	578	137,104.48	46.72	72.48
50.001 - 60.000	51	6,880,541.62	1.05	6.700	593	134,912.58	55.98	65.27
60.001 - 70.000	191	32,381,096.93	4.93	6.522	603	169,534.54	67.24	64.15
70.001 - 80.000	1,497	300,182,364.94	45.71	6.399	660	200,522.62	79.31	39.81
80.001 - 90.000	1,397	289,657,059.97	44.11	6.536	633	207,342.20	87.89	63.65
90.001 - 100.000	118	23,707,176.51	3.61	6.906	649	200,908.28	94.74	85.93
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Statistic Calculation Mortgage Loans ranged from 18.42% to 95.00% and the weighted average Original Loan-to-Value Ratio was approximately 82.59%.

Original Combined Loan-to-Value Ratio of Statistic Calculation Mortgage Loans

Original Combined Loan-to-Value Ratio (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
10.001 - 20.000	2	$109,977.22	0.02%	6.986%	592	$54,988.61	18.58%	100.00%
20.001 - 30.000	3	450,976.60	0.07	6.479	577	150,325.53	24.58	93.35
30.001 - 40.000	5	561,446.86	0.09	6.015	620	112,289.37	34.51	47.54
40.001 - 50.000	20	2,742,089.57	0.42	6.855	578	137,104.48	46.72	72.48
50.001 - 60.000	46	6,449,418.92	0.98	6.724	591	140,204.76	55.76	69.17
60.001 - 70.000	162	30,814,281.51	4.69	6.493	599	190,211.61	67.22	65.83
70.001 - 80.000	349	69,435,762.01	10.57	6.845	599	198,956.34	77.92	55.22
80.001 - 90.000	999	192,633,793.22	29.33	6.764	619	192,826.62	87.08	63.39
90.001 - 100.000	1,698	353,474,984.31	53.83	6.262	672	208,171.37	83.34	46.48
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

As of the Cut-off Date, the Original Combined Loan-to-Value Ratios of the Statistic Calculation Mortgage Loans ranged from 18.42% to 100.00% and the weighted average Original Combined Loan-to-Value Ratio was approximately 91.48%.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Residential Mortgage Finance

Collateral Characteristics (Aggregate Group, continued)
Collateral characteristics are listed below as of Cut-off Date.

Loan Purpose of Statistic Calculation Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Purchase	1,756	$352,280,744.98	53.65%	6.378%	669	$200,615.46	82.87%	42.76%
Cash Out Refinance	1,449	291,250,174.53	44.35	6.615	615	201,000.81	82.27	65.99
Rate/Term Refinance	79	13,141,810.71	2.00	6.667	629	166,352.03	82.44	71.85
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

Property Type of Statistic Calculation Mortgage Loans

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Single Family Detached	2,430	$475,139,828.02	72.36%	6.528%	640	$195,530.79	82.58%	53.04%
PUD	445	95,511,210.89	14.54	6.429	643	214,631.93	82.44	55.38
Condominium	320	66,994,084.57	10.20	6.276	658	209,356.51	83.21	55.56
2 Family	61	14,691,402.77	2.24	6.401	694	240,842.67	81.17	50.28
Townhouse	15	2,122,512.48	0.32	7.179	636	141,500.83	84.07	72.18
Rowhouse	7	1,143,679.51	0.17	7.436	654	163,382.79	80.25	37.60
Single Family Attached	6	1,070,011.98	0.16	6.319	650	178,335.33	79.91	72.38
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

Documentation Type of Statistic Calculation Mortgage Loans

Documentation Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Full	1,906	$352,275,749.79	53.65%	6.394%	624	$184,824.63	83.50%	100.00%
Stated - Wage Earner	684	144,624,156.59	22.02	6.571	688	211,438.83	81.07	0.00
Stated - Self Employed	380	83,645,911.41	12.74	6.809	667	220,120.82	80.03	0.00
12 Mos. Bank Statement	172	41,701,310.28	6.35	6.507	632	242,449.48	84.48	0.00
24 Mos. Bank Statement	127	31,707,997.45	4.83	6.271	624	249,669.27	83.76	0.00
Limited	15	2,717,604.70	0.41	6.819	613	181,173.65	82.03	0.00
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

Collateral Characteristics (Aggregate Group, continued)
Collateral characteristics are listed below as of Cut-off Date.

Occupancy Status of Statistic Calculation Mortgage Loans

Occupancy Status	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Primary Home	2,995	$613,359,769.94	93.40%	6.451%	641	$204,794.58	82.64%	54.31%
Investment	285	42,664,085.28	6.50	7.018	683	149,698.54	81.85	43.71
Second Home	4	648,875.00	0.10	7.035	655	162,218.75	82.47	82.99
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

Mortgage Loan Age of Statistic Calculation Mortgage Loans

Mortgage Loan Age (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
0	1,031	$198,208,395.00	30.18%	6.724%	644	$192,248.69	82.47%	49.86%
1	1,745	345,477,781.79	52.61	6.488	644	197,981.54	82.75	52.19
2	499	110,463,372.30	16.82	6.083	642	221,369.48	82.30	64.95
3	9	2,523,181.13	0.38	5.928	664	280,353.46	83.44	55.77
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

As of the Cut-off Date, the weighted average Mortgage Loan Age of the Statistic Calculation Mortgage Loans was approximately 1 month.

Prepayment Penalty Term of Statistic Calculation Mortgage Loans

Prepayment Penalty Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
0	578	$94,057,023.27	14.32%	7.272%	635	$162,728.41	82.64%	51.53%
6	69	6,723,827.15	1.02	7.186	611	97,446.77	85.46	65.75
12	49	11,576,042.08	1.76	6.539	645	236,245.76	83.41	56.04
24	2,180	458,952,605.38	69.89	6.363	646	210,528.72	82.70	52.03
30	125	22,295,413.70	3.40	6.600	615	178,363.31	82.26	53.43
36	283	63,067,818.64	9.60	6.115	657	222,854.48	81.37	66.93
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

The weighted average Prepayment Penalty Term at origination with respect to the Statistic Calculation Mortgage Loans having prepayment penalties is approximately 25 months.

Collateral Characteristics (Aggregate Group, continued)
Collateral characteristics are listed below as of Cut-off Date.

Credit Score of Statistic Calculation Mortgage Loans

Credit Score	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
<= 500	3	$538,881.43	0.08%	7.829%	500	$179,627.14	72.42%	100.00%
501 - 520	88	12,750,095.42	1.94	7.743	514	144,887.45	76.73	91.67
521 - 540	197	31,084,402.42	4.73	7.371	532	157,788.84	80.13	79.91
541 - 560	239	38,441,699.81	5.85	7.244	551	160,843.93	81.14	76.31
561 - 580	231	37,564,506.71	5.72	6.896	571	162,616.91	84.17	78.64
581 - 600	221	42,084,241.05	6.41	6.737	590	190,426.43	83.33	76.28
601 - 620	244	49,363,902.45	7.52	6.576	611	202,311.08	83.38	70.91
621 - 640	373	79,061,908.51	12.04	6.313	631	211,962.22	83.11	62.12
641 - 660	373	78,833,430.36	12.00	6.355	650	211,349.68	83.30	53.44
661 - 680	454	97,030,381.06	14.78	6.310	670	213,723.31	82.62	36.47
681 - 700	348	75,615,245.36	11.51	6.224	690	217,285.19	82.68	32.99
701 - 720	225	49,934,368.43	7.60	6.192	709	221,930.53	82.05	29.96
721 - 740	132	29,639,265.16	4.51	6.058	730	224,539.89	82.97	36.77
741 - 760	88	19,874,233.49	3.03	6.085	750	225,843.56	82.57	35.23
761 - 780	51	11,386,109.65	1.73	6.225	771	223,257.05	81.75	24.86
781 - 800	14	2,962,230.77	0.45	5.694	787	211,587.91	83.41	49.04
801 >=	3	507,828.14	0.08	5.573	807	169,276.05	82.67	100.00
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

The Credit Scores of the Statistic Calculation Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 814 and the weighted average Credit Score of the Statistic Calculation Mortgage Loans that were scored as of the Cut-off Date was approximately 644.

Credit Grade of Statistic Calculation Mortgage Loans

Credit Grade	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
A	2,593	$540,319,468.11	82.28%	6.343%	660	$208,376.19	82.65%	47.48%
A-	201	34,877,973.44	5.31	7.002	564	173,522.26	83.09	76.09
A+	110	26,951,588.81	4.10	6.420	629	245,014.44	87.63	79.87
B	140	21,169,547.12	3.22	7.473	549	151,211.05	79.70	82.60
B+	98	15,161,978.42	2.31	7.275	532	154,714.07	86.96	88.93
C	118	15,335,945.59	2.34	8.025	536	129,965.64	73.82	90.21
D	24	2,856,228.73	0.43	8.776	529	119,009.53	64.07	100.00
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Residential Mortgage Finance

Collateral Characteristics (Aggregate Group, continued)
Collateral characteristics are listed below as of Cut-off Date.

Gross Margin of Statistic Calculation Mortgage Loans

Margin (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
4.501 - 5.000	9	$2,467,514.86	0.38%	5.099%	658	$274,168.32	80.00%	100.00%
5.001 - 5.500	1,614	368,156,535.45	56.06	6.193	649	228,101.94	82.93	61.84
5.501 - 6.000	940	186,315,558.32	28.37	6.622	643	198,208.04	82.47	44.37
6.001 - 6.500	721	99,733,121.59	15.19	7.367	628	138,326.10	81.64	39.56
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

As of the Cut-off Date, the Gross Margins for the Statistic Calculation Mortgage Loans ranged from 4.600% per annum to 6.250% per annum and the weighted average Gross Margin of the Statistic Calculation Mortgage Loans was approximately 5.643% per annum.

Maximum Rate of Statistic Calculation Mortgage Loans

Maximum Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
10.501 - 11.000	60	$18,354,971.82	2.80%	4.902%	694	$305,916.20	80.28%	86.91%
11.001 - 11.500	235	62,815,599.93	9.57	5.367	673	267,300.43	81.93	73.38
11.501 - 12.000	635	162,163,926.66	24.69	5.844	662	255,376.26	82.06	57.76
12.001 - 12.500	622	140,213,190.59	21.35	6.321	652	225,423.14	82.90	46.63
12.501 - 13.000	627	120,396,258.04	18.33	6.807	636	192,019.55	83.71	45.04
13.001 - 13.500	435	68,387,791.42	10.41	7.305	625	157,213.31	83.63	43.84
13.501 - 14.000	400	53,980,088.91	8.22	7.822	597	134,950.22	82.92	53.70
14.001 - 14.500	155	18,691,427.28	2.85	8.274	587	120,589.85	81.52	58.10
14.501 - 15.000	82	8,990,385.49	1.37	8.749	561	109,638.85	77.60	57.64
15.001 - 15.500	19	1,771,185.65	0.27	9.213	558	93,220.30	71.75	65.98
15.501 - 16.000	14	907,904.43	0.14	9.777	541	64,850.32	68.96	83.58
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

As of the Cut-off Date, the Maximum Rates for the Statistic Calculation Mortgage Loans ranged from 10.590% per annum to 15.950% per annum and the weighted average Maximum Rate of the Statistic Calculation Mortgage Loans was approximately 12.489% per annum.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Residential Mortgage Finance

Collateral Characteristics (Aggregate Group, continued)
Collateral characteristics are listed below as of Cut-off Date.

Next Rate Adjustment Date of Statistic Calculation Mortgage Loans

Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
2006-03	8	$2,067,181.13	0.31%	5.967%	656	$258,397.64	84.20%	46.01%
2006-04	428	93,236,914.69	14.20	6.124	639	217,843.26	82.74	63.41
2006-05	1,534	300,808,449.85	45.81	6.526	642	196,094.17	82.88	50.16
2006-06	982	189,337,518.00	28.83	6.735	643	192,808.06	82.53	49.66
2007-04	18	3,618,805.59	0.55	6.157	623	201,044.76	81.53	91.61
2007-05	47	8,971,428.02	1.37	6.573	641	190,881.45	83.13	56.18
2007-06	34	6,052,631.00	0.92	6.623	650	178,018.56	82.22	48.59
2009-03	1	456,000.00	0.07	5.750	701	456,000.00	80.00	100.00
2009-04	53	13,607,652.02	2.07	5.780	664	256,748.15	79.45	68.37
2009-05	164	35,697,903.92	5.44	6.148	664	217,670.15	81.49	68.23
2009-06	15	2,818,246.00	0.43	6.169	651	187,883.07	79.12	66.40
Total:	3,284	$656,672,730.22	100.00%	6.489%	644	$199,961.25	82.59%	53.65%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Residential Mortgage Finance

Collateral Summary of the Statistic Calculation Mortgage Loans (Group 2)
Total Number of Loans	1,437	Geographic Distribution
Total Outstanding Loan Balance	329,606,491	(Other states account individually for less than 5.00%
Average Loan Balance	229,371	of the Cut-Off Date aggregate principal balance)
Adjustable Rate	100.00%	California	50.74%
Prepayment Penalty Coverage	85.62%	Illinois	8.64%
Weighted Average Coupon	6.448%	Colorado	6.76%
Weighted Average Margin	5.636%
Weighted Average Initial Per. Rate Cap	2.926%	Largest Zip Code Concentration
Weighted Average Per. Rate Cap	1.074%	92563 (Murrieta, CA)	0.77%
Weighted Average Maximum Rate	12.448%
Weighted Average Floor	6.448%	Occupancy Status
Weighted Average Original Term (mos)	360	Primary Home	93.93%
Weighted Average Rem. Term (mos)	359	Secondary Home	0.05%
Weighted Average LTV	83.25%	Investment	6.02%
Weighted Average CLTV	92.09%
Weighted Average FICO	645	Loan Purpose
Weighted Average DTI	42.26%	Purchase	53.00%
		Cash Out Refinance	44.88%
Product Type		Rate/Term Refinance	2.13%
2/28 ARM	89.55%
3/27 ARM	3.02%	Lien Position
5/1 ARM	7.43%	First	100.00%

Prepayment Penalty (years)		Documentation Type
None	14.38%	Full	51.59%
0.50	0.84%	Stated - Wage Earner	20.13%
1.00	2.18%	Stated - Self Employed	13.38%
2.00	70.08%	12 Month Bank Statement	7.96%
2.50	3.24%	24 Month Bank Statement	6.33%
3.00	9.27%	Limited	0.62%

Interest Only Loans	65.14%
Weighted Average Remaining Interest Only Period (mos)	59

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Residential Mortgage Finance

Collateral Characteristics (Group 2)
Collateral characteristics are listed below as of Cut-off Date.

Mortgage Rates of Group 2 Mortgage Loans

Range of Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
4.501 - 5.000	36	$11,989,204.51	3.64%	4.916%	687	$333,033.46	79.88%	81.89%
5.001 - 5.500	112	34,619,765.45	10.50	5.353	671	309,105.05	82.71	69.00
5.501 - 6.000	263	79,870,388.90	24.23	5.827	659	303,689.69	82.69	60.55
6.001 - 6.500	252	68,692,693.18	20.84	6.314	652	272,590.05	84.04	42.48
6.501 - 7.000	273	58,173,057.14	17.65	6.814	638	213,088.12	84.43	42.04
7.001 - 7.500	214	36,734,673.84	11.15	7.297	629	171,657.35	83.56	40.16
7.501 - 8.000	177	27,100,707.78	8.22	7.822	602	153,111.34	83.76	45.84
8.001 - 8.500	60	7,382,095.96	2.24	8.239	592	123,034.93	81.87	54.95
8.501 - 9.000	38	4,119,479.83	1.25	8.759	557	108,407.36	77.57	58.98
9.001 - 9.500	9	663,054.53	0.20	9.212	567	73,672.73	74.43	61.74
9.501 - 10.000	3	261,370.11	0.08	9.772	560	87,123.37	69.02	100.00
Total:	1,437	$329,606,491.23	100.00%	6.448%	645	$229,371.25	83.25%	51.59%

As of the Cut-off Date, Mortgage Rates borne by the Statistic Calculation Mortgage Loans ranged from 4.600% per annum to 9.950% per annum and the weighted average Mortgage Rate of the Statistic Calculation Mortgage Loans was approximately 6.448% per annum.

Remaining Term to Stated Maturity of Group 2 Mortgage Loans

Remaining Term to Stated Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
355 - 360	1,437	$329,606,491.23	100.00%	6.448%	645	$229,371.25	83.25%	51.59%
Total:	1,437	$329,606,491.23	100.00%	6.448%	645	$229,371.25	83.25%	51.59%

As of the Cut-off Date, the Remaining Term to Stated Maturity of the Statistic Calculation Mortgage Loans ranged from 357 months to 360 months and the weighted average Remaining Term to Stated Maturity of the Statistic Calculation Mortgage Loans was approximately 359 months.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Residential Mortgage Finance

Collateral Characteristics (Group 2, continued)
Collateral characteristics are listed below as of Cut-off Date.

Outstanding Mortgage Loan Principal Balances of Group 2 Mortgage Loans

Range of Outstanding Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
0.01 - 50,000.00	35	$1,497,352.00	0.45%	7.648%	603	$42,781.49	74.08%	76.10%
50,000.01 - 100,000.00	249	19,322,510.39	5.86	7.352	618	77,600.44	82.31	73.73
100,000.01 - 150,000.00	262	32,499,367.23	9.86	7.105	636	124,043.39	81.97	56.91
150,000.01 - 200,000.00	176	30,460,946.56	9.24	6.851	629	173,073.56	82.98	55.73
200,000.01 - 250,000.00	133	29,449,236.44	8.93	6.438	635	221,422.83	83.86	56.95
250,000.01 - 300,000.00	107	29,213,211.78	8.86	6.351	642	273,020.67	83.63	51.27
300,000.01 - 350,000.00	120	39,992,573.74	12.13	6.241	655	333,271.45	84.29	45.84
350,000.01 - 400,000.00	213	80,127,331.25	24.31	6.144	652	376,184.65	84.70	49.00
400,000.01 - 450,000.00	60	25,686,113.28	7.79	6.044	660	428,101.89	81.94	51.97
450,000.01 - 500,000.00	63	30,231,158.15	9.17	6.354	654	479,859.65	82.60	43.01
500,000.01 - 550,000.00	5	2,656,200.00	0.81	6.702	673	531,240.00	82.96	39.54
550,000.01 - 600,000.00	7	4,038,337.34	1.23	5.809	659	576,905.33	77.62	13.67
600,000.01 - 650,000.00	6	3,777,653.07	1.15	6.021	667	629,608.85	78.70	32.46
650,000.01 - 700,000.00	1	654,500.00	0.20	5.950	635	654,500.00	70.00	100.00
Total:	1,437	$329,606,491.23	100.00%	6.448%	645	$229,371.25	83.25%	51.59%

As of the Cut-off Date, the Outstanding Mortgage Loan Principal Balances of the Statistic Calculation Mortgage Loans ranged from approximately $29,968.08 to approximately $654,500.00 and the average Outstanding Mortgage Loan Principal Balance of the Statistic Calculation Mortgage Loans was approximately $229,371.25.

Loan Program of Group 2 Mortgage Loans

Loan Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Bay Street	652	$169,259,201.93	51.35%	6.178%	668	$259,600.00	84.78%	47.50%
High Street	140	29,521,843.44	8.96	6.782	595	210,870.31	87.43	83.09
Main Street	351	65,060,782.52	19.74	7.050	571	185,358.35	83.42	71.89
South Street	37	8,491,706.47	2.58	5.811	625	229,505.58	63.66	67.77
Wall Street	257	57,272,956.87	17.38	6.484	690	222,851.97	79.31	21.96
Total:	1,437	$329,606,491.23	100.00%	6.448%	645	$229,371.25	83.25%	51.59%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Residential Mortgage Finance

Collateral Characteristics (Group 2, continued)
Collateral characteristics are listed below as of Cut-off Date.

Adjustable Rate Type of Group 2 Mortgage Loans

Adjustable Rate Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
2/28 LIBOR ARM	1,300	$295,164,893.76	89.55%	6.490%	643	$227,049.92	83.40%	49.67%
5/1 Treasury ARM	93	24,491,885.07	7.43	5.989	662	263,353.60	81.39	72.97
3/27 LIBOR ARM	44	9,949,712.40	3.02	6.331	657	226,129.83	83.39	55.69
Total:	1,437	$329,606,491.23	100.00%	6.448%	645	$229,371.25	83.25%	51.59%

Product Type of Group 2 Mortgage Loans

Product Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
2/28 LIBOR ARM	662	$106,447,563.50	32.30%	6.884%	627	$160,796.92	82.85%	51.77%
2/28 LIBOR ARM - IO	638	188,717,330.26	57.26	6.268	653	295,795.19	83.72	48.49
3/27 LIBOR ARM	24	3,921,481.40	1.19	6.715	622	163,395.06	87.16	74.87
3/27 LIBOR ARM - IO	20	6,028,231.00	1.83	6.081	681	301,411.55	80.94	43.21
5/1 Treasury ARM	26	4,517,659.84	1.37	6.340	647	173,756.15	80.35	64.93
5/1 Treasury ARM - IO	67	19,974,225.23	6.06	5.910	665	298,122.76	81.62	74.78
Total:	1,437	$329,606,491.23	100.00%	6.448%	645	$229,371.25	83.25%	51.59%

Interest Only Flag of Group 2 Mortgage Loans

Interest Only Flag	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent Purchase
No	712	$114,886,704.74	34.86%	6.857%	627	$161,357.73	82.90%	53.08%	45.49%
Yes	725	214,719,786.49	65.14	6.229	655	296,165.22	83.44	50.79	57.01
Total:	1,437	$329,606,491.23	100.00%	6.448%	645	$229,371.25	83.25%	51.59%	53.00%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Residential Mortgage Finance

Collateral Characteristics (Group 2, continued)
Collateral characteristics are listed below as of Cut-off Date.

State Distribution (Top 30) of Mortgaged Properties of Group 2 Mortgage Loans

State (Top 30)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
California	473	$167,234,234.89	50.74%	6.067%	658	$353,560.75	83.13%	49.22%
Illinois	144	28,472,723.39	8.64	7.119	634	197,727.25	83.48	45.61
Colorado	111	22,290,653.40	6.76	6.351	634	200,816.70	85.17	66.46
Arizona	92	15,333,423.61	4.65	6.621	631	166,667.65	82.33	54.26
Massachusetts	37	10,810,432.91	3.28	6.540	643	292,173.86	80.35	37.69
Florida	62	9,961,672.75	3.02	7.038	623	160,672.14	83.21	35.69
Texas	78	8,960,639.07	2.72	7.073	642	114,879.99	80.87	44.56
Washington	38	8,239,656.56	2.50	6.454	635	216,833.07	83.78	67.77
Maryland	36	7,992,500.36	2.42	7.047	660	222,013.90	82.42	47.29
Minnesota	30	6,973,405.56	2.12	6.394	631	232,446.85	85.14	69.39
Utah	32	5,041,012.13	1.53	6.294	637	157,531.63	82.12	62.42
Virginia	17	4,401,253.95	1.34	6.968	659	258,897.29	84.82	33.71
Missouri	42	4,088,728.97	1.24	7.427	606	97,350.69	85.60	68.80
Michigan	23	3,994,638.61	1.21	7.054	623	173,679.94	85.04	46.41
Nevada	15	3,150,662.77	0.96	6.656	629	210,044.18	83.52	59.52
Tennessee	22	2,912,508.39	0.88	7.359	610	132,386.75	84.38	75.10
Kansas	28	2,903,753.52	0.88	7.192	633	103,705.48	85.99	52.74
Iowa	29	2,290,982.27	0.70	7.821	605	78,999.39	85.79	83.25
New Hampshire	7	1,434,595.10	0.44	7.029	609	204,942.16	83.53	67.00
Georgia	9	1,165,555.56	0.35	6.903	613	129,506.17	87.01	55.20
Rhode Island	6	1,024,340.80	0.31	6.772	618	170,723.47	83.98	22.83
Oregon	4	878,182.82	0.27	6.134	658	219,545.71	86.09	32.62
Idaho	10	869,828.95	0.26	7.014	651	86,982.90	81.26	75.79
Nebraska	7	771,408.49	0.23	7.395	576	110,201.21	82.91	92.65
South Carolina	9	742,956.48	0.23	7.235	625	82,550.72	81.69	71.37
Indiana	7	734,934.23	0.22	7.331	579	104,990.60	82.52	100.00
District Of Columbia	3	703,629.39	0.21	7.817	663	234,543.13	80.00	0.00
Pennsylvania	6	669,159.55	0.20	7.030	567	111,526.59	84.23	78.83
North Carolina	8	661,428.49	0.20	7.545	623	82,678.56	81.67	65.37
Kentucky	7	653,291.15	0.20	7.865	606	93,327.31	80.65	100.00
Other	45	4,244,297.11	1.29	7.340	601	94,317.71	81.45	61.06
Total:	1,437	$329,606,491.23	100.00%	6.448%	645	$229,371.25	83.25%	51.59%

No more than approximately 0.77% of the Statistic Calculation Mortgage Loans will be secured by mortgaged properties located in any one zip code.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Residential Mortgage Finance

Collateral Characteristics (Group 2, continued)
Collateral characteristics are listed below as of Cut-off Date.

Original Loan-to-Value Ratio of Group 2 Mortgage Loans

Original Loan-to-Value Ratio (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
20.001 - 30.000	1	$29,976.60	0.01%	7.250%	617	$29,976.60	25.32%	0.00%
30.001 - 40.000	2	209,500.00	0.06	5.819	668	104,750.00	36.12	71.36
40.001 - 50.000	8	898,278.22	0.27	6.789	578	112,284.78	44.77	96.66
50.001 - 60.000	15	2,151,566.53	0.65	6.694	587	143,437.77	56.73	70.19
60.001 - 70.000	64	12,118,045.11	3.68	6.354	611	189,344.45	67.45	74.13
70.001 - 80.000	625	146,614,517.90	44.48	6.352	660	234,583.23	79.22	36.43
80.001 - 90.000	669	155,490,760.83	47.17	6.516	635	232,422.66	88.06	61.54
90.001 - 100.000	53	12,093,846.04	3.67	6.778	649	228,185.77	94.77	77.89
Total:	1,437	$329,606,491.23	100.00%	6.448%	645	$229,371.25	83.25%	51.59%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Statistic Calculation Mortgage Loans ranged from 25.32% to 95.00% and the weighted average Original Loan-to-Value was approximately 83.25%.

Original Combined Loan-to-Value Ratio of Group 2 Mortgage Loans

Original Combined Loan-to-Value Ratio (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
20.001 - 30.000	1	$29,976.60	0.01%	7.250%	617	$29,976.60	25.32%	0.00%
30.001 - 40.000	2	209,500.00	0.06	5.819	668	104,750.00	36.12	71.36
40.001 - 50.000	8	898,278.22	0.27	6.789	578	112,284.78	44.77	96.66
50.001 - 60.000	14	2,121,566.53	0.64	6.691	586	151,540.47	56.75	71.18
60.001 - 70.000	54	11,593,854.68	3.52	6.324	607	214,701.01	67.44	75.66
70.001 - 80.000	139	31,750,910.16	9.63	6.835	597	228,423.81	77.76	49.26
80.001 - 90.000	473	103,856,236.06	31.51	6.725	623	219,569.21	87.12	58.90
90.001 - 100.000	746	179,146,168.98	54.35	6.223	670	240,142.32	83.58	45.73
Total:	1,437	$329,606,491.23	100.00%	6.448%	645	$229,371.25	83.25%	51.59%

As of the Cut-off Date, the Original Combined Loan-to-Value Ratios of the Statistic Calculation Mortgage Loans ranged from 25.32% to 100.00% and the weighted average Original Combined Loan-to-Value Ratio was approximately 92.09%.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Residential Mortgage Finance

Collateral Characteristics (Group 2, continued)
Collateral characteristics are listed below as of Cut-off Date.

Loan Purpose of Group 2 Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Purchase	766	$174,680,154.87	53.00%	6.353%	667	$228,041.98	83.11%	41.53%
Cash Out Refinance	635	147,912,057.92	44.88	6.552	620	232,932.37	83.47	62.71
Rate/Term Refinance	36	7,014,278.44	2.13	6.624	629	194,841.07	82.40	67.57
Total:	1,437	$329,606,491.23	100.00%	6.448%	645	$229,371.25	83.25%	51.59%

Property Type of Group 2 Mortgage Loans

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Single Family Detached	1,069	$238,670,565.53	72.41%	6.481%	642	$223,265.26	83.39%	51.88%
PUD	224	55,115,044.11	16.72	6.366	648	246,049.30	82.19	51.40
Condominium	113	28,643,087.08	8.69	6.273	650	253,478.65	84.63	51.11
2 Family	20	5,464,695.68	1.66	6.494	699	273,234.78	81.60	46.68
Townhouse	5	741,749.15	0.23	6.985	649	148,349.83	83.97	57.69
Rowhouse	4	683,457.70	0.21	7.641	651	170,864.43	80.10	19.23
Single Family Attached	2	287,891.98	0.09	7.425	662	143,945.99	78.40	47.93
Total:	1,437	$329,606,491.23	100.00%	6.448%	645	$229,371.25	83.25%	51.59%

Documentation Type of Group 2 Mortgage Loans

Documentation Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Full	812	$170,033,460.06	51.59%	6.315%	628	$209,400.81	84.17%	100.00%
Stated - Wage Earner	281	66,345,176.06	20.13	6.643	688	236,103.83	81.85	0.00
Stated - Self Employed	169	44,097,396.61	13.38	6.777	664	260,931.34	80.40	0.00
12 Mos. Bank Statement	94	26,222,598.34	7.96	6.494	632	278,963.81	85.55	0.00
24 Mos. Bank Statement	71	20,860,975.86	6.33	6.156	628	293,816.56	83.50	0.00
Limited	10	2,046,884.30	0.62	6.461	623	204,688.43	81.92	0.00
Total:	1,437	$329,606,491.23	100.00%	6.448%	645	$229,371.25	83.25%	51.59%

Collateral Characteristics (Group 2, continued)
Collateral characteristics are listed below as of Cut-off Date.

Occupancy Status of Group 2 Mortgage Loans

Occupancy Status	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Primary Home	1,311	$309,600,505.45	93.93%	6.412%	643	$236,155.99	83.31%	52.11%
Investment	125	19,842,360.78	6.02	7.007	677	158,738.89	82.40	43.02
Second Home	1	163,625.00	0.05	6.400	666	163,625.00	85.00	100.00
Total:	1,437	$329,606,491.23	100.00%	6.448%	645	$229,371.25	83.25%	51.59%

Mortgage Loan Age of Group 2 Mortgage Loans

Mortgage Loan Age (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
0	446	$96,223,676.00	29.19%	6.741%	645	$215,748.15	83.13%	48.26%
1	762	172,693,105.51	52.39	6.443	646	226,631.37	83.52	49.12
2	222	58,546,178.59	17.76	5.999	642	263,721.53	82.67	64.45
3	7	2,143,531.13	0.65	5.929	672	306,218.73	83.68	47.93
Total:	1,437	$329,606,491.23	100.00%	6.448%	645	$229,371.25	83.25%	51.59%

As of the Cut-off Date, the weighted average Mortgage Loan Age of the Statistic Calculation Mortgage Loans was approximately 1 month.

Prepayment Penalty Term of Group 2 Mortgage Loans

Prepayment Penalty Term (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
0	262	$47,404,907.56	14.38%	7.232%	640	$180,934.76	82.83%	46.25%
6	27	2,771,753.52	0.84	7.139	631	102,657.54	86.28	55.25
12	28	7,184,129.08	2.18	6.516	638	256,576.04	84.17	60.83
24	951	231,003,070.44	70.08	6.321	646	242,905.44	83.44	50.06
30	52	10,674,478.96	3.24	6.557	612	205,278.44	82.93	51.67
36	117	30,568,151.67	9.27	6.073	658	261,266.25	82.16	68.88
Total:	1,437	$329,606,491.23	100.00%	6.448%	645	$229,371.25	83.25%	51.59%

The weighted average Prepayment Penalty Term at origination with respect to the Statistic Calculation Mortgage Loans having prepayment penalties is approximately 25 months.

Collateral Characteristics (Group 2, continued)
Collateral characteristics are listed below as of Cut-off Date.

Credit Score of Group 2 Mortgage Loans

Credit Score	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
<= 500	1	$170,000.00	0.05%	8.000%	500	$170,000.00	85.00%	100.00%
501 - 520	36	6,173,116.96	1.87	7.575	514	171,475.47	80.32	87.49
521 - 540	77	12,483,325.10	3.79	7.394	533	162,121.11	80.42	76.33
541 - 560	99	17,848,203.65	5.42	7.298	552	180,284.89	82.28	71.68
561 - 580	95	15,422,292.50	4.68	6.879	571	162,339.92	83.47	78.70
581 - 600	102	21,538,172.26	6.53	6.717	590	211,158.55	84.51	72.04
601 - 620	123	28,588,404.00	8.67	6.550	611	232,426.05	84.24	65.92
621 - 640	171	43,465,028.93	13.19	6.248	631	254,181.46	83.66	54.72
641 - 660	158	39,014,352.05	11.84	6.374	650	246,926.28	84.74	50.67
661 - 680	206	51,385,965.92	15.59	6.255	671	249,446.44	82.72	38.44
681 - 700	154	39,338,661.75	11.94	6.157	690	255,445.86	83.37	36.68
701 - 720	100	24,997,792.34	7.58	6.212	709	249,977.92	82.03	32.28
721 - 740	57	14,271,790.50	4.33	6.066	730	250,382.29	83.75	40.28
741 - 760	36	8,874,527.22	2.69	5.954	749	246,514.65	82.28	33.84
761 - 780	19	5,140,258.05	1.56	6.416	774	270,539.90	81.59	14.49
781 - 800	3	894,600.00	0.27	5.674	789	298,200.00	83.80	38.03
Total:	1,437	$329,606,491.23	100.00%	6.448%	645	$229,371.25	83.25%	51.59%

The Credit Scores of the Statistic Calculation Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 791 and the weighted average Credit Score of the Statistic Calculation Mortgage Loans that were scored as of the Cut-off Date was approximately 645.

Credit Grade of Group 2 Mortgage Loans

Credit Grade	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
A	1,146	$275,435,669.30	83.57%	6.312%	659	$240,345.26	83.20%	45.83%
A-	84	16,423,984.92	4.98	7.043	565	195,523.63	84.24	71.44
A+	54	15,722,285.12	4.77	6.473	629	291,153.43	87.95	78.13
B	61	8,616,410.94	2.61	7.611	550	141,252.64	80.34	86.89
B+	43	6,539,423.65	1.98	7.300	529	152,079.62	86.18	85.85
C	42	5,852,556.91	1.78	8.050	538	139,346.59	74.57	96.90
D	7	1,016,160.39	0.31	8.731	541	145,165.77	65.31	100.00
Total:	1,437	$329,606,491.23	100.00%	6.448%	645	$229,371.25	83.25%	51.59%

Collateral Characteristics (Group 2, continued)
Collateral characteristics are listed below as of Cut-off Date.

Gross Margin of Group 2 Mortgage Loans

Gross Margin (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
4.501 - 5.000	7	$2,023,514.86	0.61%	5.202%	635	$289,073.55	80.00%	100.00%
5.001 - 5.500	700	185,378,244.88	56.24	6.157	650	264,826.06	83.39	60.29
5.501 - 6.000	415	93,453,603.65	28.35	6.613	643	225,189.41	83.61	41.90
6.001 - 6.500	315	48,751,127.84	14.79	7.289	631	154,765.49	82.21	35.06
Total:	1,437	$329,606,491.23	100.00%	6.448%	645	$229,371.25	83.25%	51.59%

As of the Cut-off Date, the Gross Margins for the Statistic Calculation Mortgage Loans ranged from 4.620% per annum to 6.250% per annum and the weighted average Gross Margin of the Statistic Calculation Mortgage Loans was approximately 5.636% per annum.

Maximum Rate of Group 2 Mortgage Loans

Maximum Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
10.501 - 11.000	36	$11,989,204.51	3.64%	4.916%	687	$333,033.46	79.88%	81.89%
11.001 - 11.500	112	34,619,765.45	10.50	5.353	671	309,105.05	82.71	69.00
11.501 - 12.000	263	79,870,388.90	24.23	5.827	659	303,689.69	82.69	60.55
12.001 - 12.500	252	68,692,693.18	20.84	6.314	652	272,590.05	84.04	42.48
12.501 - 13.000	273	58,173,057.14	17.65	6.814	638	213,088.12	84.43	42.04
13.001 - 13.500	214	36,734,673.84	11.15	7.297	629	171,657.35	83.56	40.16
13.501 - 14.000	177	27,100,707.78	8.22	7.822	602	153,111.34	83.76	45.84
14.001 - 14.500	60	7,382,095.96	2.24	8.239	592	123,034.93	81.87	54.95
14.501 - 15.000	38	4,119,479.83	1.25	8.759	557	108,407.36	77.57	58.98
15.001 - 15.500	9	663,054.53	0.20	9.212	567	73,672.73	74.43	61.74
15.501 - 16.000	3	261,370.11	0.08	9.772	560	87,123.37	69.02	100.00
Total:	1,437	$329,606,491.23	100.00%	6.448%	645	$229,371.25	83.25%	51.59%

As of the Cut-off Date, the Maximum Rates for the Statistic Calculation Mortgage Loans ranged from 10.600% per annum to 15.950% per annum and the weighted average Maximum Rate of the Statistic Calculation Mortgage Loans was approximately 12.448% per annum.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Residential Mortgage Finance

Collateral Characteristics (Group 2, continued)
Collateral characteristics are listed below as of Cut-off Date.

Next Rate Adjustment Date of Group 2 Mortgage Loans

Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
2006-03	6	$1,687,531.13	0.51%	5.978%	664	$281,255.19	84.68%	33.87%
2006-04	191	49,391,309.68	14.98	6.047	639	258,593.24	82.97	61.82
2006-05	677	151,964,168.95	46.10	6.481	644	224,467.01	83.69	47.02
2006-06	426	92,121,884.00	27.95	6.753	644	216,248.55	83.15	47.84
2007-04	9	2,052,181.28	0.62	5.998	616	228,020.14	80.70	90.90
2007-05	21	5,050,870.12	1.53	6.333	671	240,517.62	84.77	47.92
2007-06	14	2,846,661.00	0.86	6.566	663	203,332.93	82.88	44.09
2009-03	1	456,000.00	0.14	5.750	701	456,000.00	80.00	100.00
2009-04	22	7,102,687.63	2.15	5.670	668	322,849.44	81.15	75.09
2009-05	64	15,678,066.44	4.76	6.118	658	244,969.79	81.45	69.93
2009-06	6	1,255,131.00	0.38	6.271	668	209,188.50	82.56	89.06
Total:	1,437	$329,606,491.23	100.00%	6.448%	645	$229,371.25	83.25%	51.59%

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